UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

Sigma-Aldrich Corporation

(Exact name of registrant as specified in Charter)

Delaware	000-08135	43-1050617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri 63103

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Settlement of Certain Litigation

As previously disclosed, on September 22, 2014, Sigma-Aldrich Corporation, a Delaware corporation (the “Company” or “Sigma-Aldrich”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), Mario II Finance Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Parent at a price of $140.00 per share in cash pursuant to a merger (the “Merger”) of Merger Sub with and into the Company.

As previously disclosed, two purported stockholders of Sigma-Aldrich each filed a putative class action complaint in the Circuit Court of the City of St. Louis, Missouri on behalf of a purported class of stockholders naming Sigma-Aldrich, each director of Sigma-Aldrich, Parent and Merger Sub as defendants. Those lawsuits have been consolidated (the “St. Louis Litigation”). In addition, as previously disclosed a purported stockholder of Sigma-Aldrich filed a putative class action complaint in the Court of Chancery of the State of Delaware (the “Delaware Litigation” and, together with the St. Louis Litigation, the “Litigation”).

On November 25, 2014, Sigma-Aldrich, Parent and Merger Sub entered into a Memorandum of Understanding with the plaintiffs in the Litigation providing for the settlement of the St. Louis Litigation and the dismissal of the St. Louis Litigation and the Delaware Litigation upon entry of a final order by the Circuit Court of the City of St. Louis approving the settlement. In the Memorandum of Understanding, Sigma-Aldrich agreed to make certain supplemental disclosures to the definitive proxy statement of Sigma-Aldrich dated November 3, 2014 relating to the Merger and the Merger Agreement (the “Proxy Statement”).

Sigma-Aldrich believes that no additional disclosure is required to supplement the Proxy Statement under applicable laws. However, to avoid the risk that the Litigation may delay or otherwise adversely affect the consummation of the Merger, and to minimize the expense of defending the Litigation, Sigma-Aldrich has agreed, pursuant to the terms of the Memorandum of Understanding, to make certain supplemental disclosures to the Proxy Statement. The supplemental disclosures to the Proxy Statement are set forth below. The Memorandum of Understanding contemplates that, subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the parties will enter into a stipulation of settlement. The settlement contemplated by the parties will be subject to customary conditions, including consummation of the merger, certification of the class, and court approval following notice to Sigma-Aldrich’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Circuit Court of the City of St. Louis will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the presiding court, such settlement will resolve and release all claims that were, or could have been, brought in any of the actions challenging any aspect of the Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims for appraisal made by stockholders of Sigma-Aldrich in accordance with Section 262 of the General Corporation Law of the State of Delaware), pursuant to terms that will be disclosed to stockholders of Sigma-Aldrich prior to final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Circuit Court of the City of St. Louis will approve the settlement even if the parties were to enter into such stipulation. If the Circuit Court of the City of St. Louis does not approve the settlement, such proposed settlement, as contemplated by the Memorandum of Understanding, may be terminated.

Supplements to the Proxy Statement

The following disclosure supplements and restates the third full paragraph on page 41 of the Proxy Statement in the section entitled “The Merger—Background of the Merger”:

Also on August 20, members of the senior management team of Sigma-Aldrich made a presentation regarding Sigma-Aldrich and its business, strategies, various revenue-enhancing and cost saving initiatives (which are described in more detail as the June Initiatives and the Upside Initiatives under “The Merger—Forward-Looking Financial Information”) and prospects to members of the senior management team of Parent at which the respective financial advisors of Sigma-Aldrich and Parent were also present. The information provided at this presentation, together with the Management Base Case projections (Planning Period of 2014 through 2018) and Management More Conservative Case projections (Planning Period of 2014 through 2018) described under “The Merger—Forward-Looking Financial Information,” was, in the view of management of the Company, all of the material non-public information regarding Sigma-Aldrich that the Company shared with Parent prior to Parent’s offer of August 26, 2014 described below.

The following disclosure supplements the carry-over paragraph on page 51 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information” by adding the following at the end of such paragraph:

The Company did not share with Parent the extrapolations of the Management Base Case or Management More Conservative Case as the extrapolations were prepared solely for purposes of Morgan Stanley’s financial analysis, had not been subject to the same level of business input as the years 2014 through 2018 and were not formally adopted by the Board for planning purposes. The Company did not share the Management Base Case—Tuck-In Acquisition or Management More Conservative Case—Tuck-In Acquisitions with Parent because tuck-in acquisitions of the quantity contemplated by such projections were viewed as alternatives to the potential transaction with Parent and such projections were not formally adopted by the Board for planning purposes. Finally, while the Company shared with Parent the Upside Initiatives, including the risk-based probability-adjusted potential revenue management estimated could be achieved from the Upside Initiatives, the Company did not share with Parent the full Management Base Case—Upside Initiatives or Management More Conservative Case—Upside Initiatives because, among other reasons, the material that the Company did provide was, in management’s view, sufficient for Parent to understand the additional value that might be achievable were the Upside Initiatives to be successfully executed, such projections were prepared primarily for Morgan Stanley’s financial analysis and such projections were not formally adopted by the Board.

The following disclosure supplements page 53 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management Base Case—Planning Period of 2014 through 2018” by supplementing and restating the first table on such page with the table set forth below and the text immediately thereafter:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2014E	2015E	2016E	2017E	2018E
Sales	$2,817	$2,952	$3,138	$3,339	$3,556
EBITDA(1)	$854	$919	$1,001	$1,084	$1,176
Taxes	$(197)	$(214)	$(228)	$(246)	$(268)
Depreciation and Amortization	$133	$134	$142	$149	$156
Changes in Working Capital	$(20)	$(19)	$(30)	$(33)	$(30)
Capital Expenditures	$(130)	$(133)	$(141)	$(150)	$(160)
Unlevered Free Cash Flow(2)	$500	$527	$599	$652	$716
Earnings Per Share	$4.35	$4.73	$5.24	$5.72	$6.24

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense. Management did not share the Management More Conservative Case Unlevered Free Cash Flow estimates with Parent but instead shared estimates of Levered Free Cash Flow with Parent for the years 2014 through 2018. Those estimates, which were also shared with the Board in June of 2014, were $502 million, $550 million, $623 million, $666 million and $708 million for the years 2014 through 2018.

Total Net Debt (cash and cash equivalents less debt) in 2014 for the Management Base Case was estimated to be $708 million.

The following disclosure supplements pages 53 and 54 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management Base Case—Extrapolation through 2024” by supplementing and restating the table beginning at the bottom of page 53 and carrying over to the top of page 54 with the table set forth below:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2019E	2020E	2021E	2022E	2023E	2024E
Sales	$3,766	$3,967	$4,156	$4,329	$4,484	$4,618
EBITDA(1)	$1,246	$1,312	$1,374	$1,432	$1,438	$1,527
Taxes	$(284)	$(299)	$(313)	$(327)	$(338)	$(348)
Depreciation and Amortization	$165	$174	$182	$190	$197	$203
Changes in Working Capital	$(59)	$(56)	$(53)	$(49)	$(43)	$(38)
Capital Expenditures	$(169)	$(178)	$(187)	$(195)	$(202)	$(208)
Unlevered Free Cash Flow(2)	$733	$778	$821	$862	$900	$934

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense.

The following disclosure supplements page 55 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management More Conservative Case—Planning Period of 2014 through 2018” by supplementing and restating the table on such page with the table set forth below and the text immediately thereafter:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2014E	2015E	2016E	2017E	2018E
Sales	$2,817	$2,927	$3,062	$3,208	$3,360
EBITDA(1)	$856	$914	$979	$1,045	$1,115
Taxes	$(197)	$(212)	$(222)	$(236)	$(253)
Depreciation and Amortization	$134	$136	$141	$146	$152
Changes in Working Capital	$(20)	$(11)	$(15)	$(18)	$(13)
Capital Expenditures	$(130)	$(132)	$(138)	$(144)	$(151)
Unlevered Free Cash Flow(2)	$479	$528	$601	$644	$685
Earnings Per Share	$4.35	$4.69	$5.11	$5.49	$5.89

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense. Management did not share the Management More Conservative Case Unlevered Free Cash Flow estimates with Parent but instead shared estimates of Levered Free Cash Flow with Parent for the years 2014 through 2018. Those estimates, which were also shared with the Board in June of 2014, were $502 million, $550 million, $623 million, $666 million and $708 million for the years 2014 through 2018.

Total Net Debt (cash and cash equivalents less debt) in 2014 for the Management More Conservative Case was estimated to be $589 million.

The following disclosure supplements pages 56 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management More Conservative Case—Extrapolation through 2024” by supplementing and restating the table on such page with the table set forth below:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2019E	2020E	2021E	2022E	2023E	2024E
Sales	$3,511	$3,652	$3,779	$3,893	$4,010	$4,130
EBITDA(1)	$1,165	$1,212	$1,254	$1,292	$1,331	$1,370
Taxes	$(265)	$(275)	$(285)	$(293)	$(302)	$(311)
Depreciation and Amortization	$159	$165	$171	$176	$181	$187
Changes in Working Capital	$(42)	$(39)	$(36)	$(32)	$(33)	$(34)
Capital Expenditures	$(158)	$(164)	$(170)	$(175)	$(180)	$(186)
Unlevered Free Cash Flow(2)	$700	$733	$764	$792	$815	$840

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense.

The following disclosure supplements page 57 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management Base Case—Upside Initiatives” by supplementing and restating the table on such page with the table set forth below:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2014E	2015E	2016E	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E
Sales	$2,817	$3,013	$3,261	$3,523	$3,801	$4,022	$4,233	$4,431	$4,613	$4,776	$4,920
EBITDA(1)	$854	$937	$1,036	$1,137	$1,246	$1,319	$1,388	$1,453	$1,513	$1,567	$1,614
Taxes	$(197)	$(218)	$(235)	$(258)	$(284)	$(300)	$(316)	$(331)	$(345)	$(357)	$(368)
Depreciation and Amortization	$133	$137	$148	$157	$167	$177	$186	$195	$203	$210	$216
Changes in Working Capital	$(20)	$(37)	$(48)	$(50)	$(45)	$(62)	$(59)	$(55)	$(51)	$(46)	$(40)
Capital Expenditures	$(130)	$(136)	$(147)	$(158)	$(171)	$(181)	$(190)	$(199)	$(207)	$(215)	$(221)
Unlevered Free Cash Flow(2)	$500	$520	$603	$668	$744	$776	$823	$868	$910	$949	$985

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense.

The following disclosure supplements page 58 of the Proxy Statement in the section entitled “The Merger—Forward-Looking Financial Information—Management More Conservative Case—Upside Initiatives” by supplementing and restating the table on such page with the table set forth below:

Fiscal Years Ending December 31,

(US$ in millions, except per share data)

	2014E	2015E	2016E	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E
Sales	$2,817	$2,988	$3,185	$3,392	$3,605	$3,767	$3,918	$4,055	$4,177	$4,302	$4,431
EBITDA(1)	$856	$932	$1,014	$1,098	$1,185	$1,239	$1,288	$1,333	$1,373	$1,415	$1,457
Taxes	$(197)	$(216)	$(230)	$(248)	$(269)	$(281)	$(292)	$(302)	$(311)	$(321)	$(330)
Depreciation and Amortization	$134	$139	$147	$154	$163	$170	$177	$183	$189	$195	$200
Changes in Working Capital	$(20)	$(30)	$(33)	$(35)	$(28)	$(45)	$(42)	$(38)	$(34)	$(35)	$(36)
Capital Expenditures	$(130)	$(135)	$(144)	$(152)	$(162)	$(169)	$(176)	$(182)	$(188)	$(193)	$(199)
Unlevered Free Cash Flow(2)	$479	$520	$605	$660	$713	$743	$778	$810	$840	$865	$891

(1)	Earnings before interest, income taxes, depreciation and amortization of intangible assets.
(2)	Unlevered Free Cash Flow is defined as the tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and other cash flow items of Sigma-Aldrich. For purposes of this calculation, stock-based compensation is treated as a cash expense.

The following disclosure supplements page 63 of the Proxy Statement in the section entitled “The Merger—Opinion of Morgan Stanley & Co. LLC—Comparable Companies Analysis” by adding the following immediately following the last full paragraph on such page:

The statistics were as follows:

Comparable Company	Aggregate Value to Estimated 2014 EBITDA	Aggregate Value to Estimated 2015 EBITDA
Agilent Technologies Inc.	12.4x	11.4x
Bruker Corporation	12.6x	10.5x
Pall Corporation	13.7x	12.3x
PerkinElmer, Inc.	13.1x	11.9x
Qiagen N.V.	14.7x	13.4x
Techne Corporation	17.8x	16.2x
Thermo Fisher Scientific, Inc.	16.0x	14.5x
Waters Corporation	12.9x	11.9x

Comparable Company	Price/Estimated EPS for 2014	Price/Estimated EPS for 2015
Agilent Technologies Inc.	18.5x	16.5x
Bruker Corporation	24.6x	20.7x
Pall Corporation	23.1x	20.3x
PerkinElmer, Inc.	18.0x	16.0x
Qiagen N.V.	21.9x	19.7x
Techne Corporation	27.0x	25.0x
Thermo Fisher Scientific, Inc.	17.8x	15.7x
Waters Corporation	19.1x	17.1x

The following disclosure supplements page 67 of the Proxy Statement in the section entitled “The Merger—Opinion of Morgan Stanley & Co. LLC—Discounted Cash Flow Analysis” by adding the following immediately following the last full paragraph of such section:

The implied terminal EBITDA multiple ranges for these analyses were 10.8x to 16.0x for the Management Base Case, 10.8x to 16.0x for the Management More Conservative Case, 11.3x to 16.8x for the Management Base Case – Upside Initiatives, 11.4x to 17.0x for the Management More Conservative Case – Upside Initiatives, 11.0x to 16.3x for the Management Base Case – Tuck-in Acquisitions, and 11.0x to 16.4x for the Management More Conservative Case – Tuck-in Acquisitions.

* * * * *

The supplemental disclosures to the Proxy Statement set forth in this Current Report on Form 8-K should be read alongside the Proxy Statement, and to the extent that information in this Current Report on Form 8-K differs from information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede such information contained in the Proxy Statement. Defined terms used in the supplemental disclosures but not otherwise defined herein with respect to the supplemental disclosures to the Proxy Statement have the meanings set forth in the Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this Form 8-K about expectations, beliefs, plans, objectives, prospects, assumptions or future events or performance that are not historical facts, including statements regarding the expected timing, completion and effects of the merger, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from the results or outcomes expressed in the statements. Among the key factors that could cause actual results or outcomes to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to satisfy the conditions to the completion of the merger, including the receipt of approval by Sigma-Aldrich stockholders; the parties’ ability to obtain regulatory approvals on the terms expected and on the anticipated schedule; unanticipated difficulties or expenditures relating to the transactions contemplated by the merger agreement; legal proceedings instituted against Sigma-Aldrich and others following announcement of the merger agreement; disruptions of current plans and operations caused by the announcement of the merger agreement and pendency of the transactions contemplated by the merger agreement; potential difficulties in employee retention as a result of the announcement of the merger agreement and pendency of the transactions contemplated by the merger agreement; the response of customers, distributors, suppliers and competitors to the announcement of the merger agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including a termination of the merger agreement under circumstances that could require Sigma-Aldrich to pay a termination fee; the parties’ ability to complete the transactions contemplated by the merger agreement in a timely manner or at all; the diversion of management’s attention from ongoing business concerns; limitations placed on Sigma-Aldrich’s ability to operate its business under the merger agreement; and the Risk Factors described in Sigma-Aldrich’s annual report on Form 10-K for the year ended December 31, 2013, quarterly report on Form 10-Q for the quarter ended September 30, 2014 and in the other filings and reports that Sigma-Aldrich makes with the SEC. Because the factors referred to above and other factors, including general industry and economic conditions and the effect of future or existing local or federal laws or regulations affecting our business, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this Form 8-K, based on information available to Sigma-Aldrich as of the date of this Form 8-K, and Sigma-Aldrich undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving Sigma-Aldrich and Parent. The proposed merger will be submitted to the shareholders of Sigma-Aldrich for their consideration. In connection therewith, Sigma-Aldrich filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on November 3, 2014, which was mailed to shareholders of record of Sigma-Aldrich beginning on November 3, 2014. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the Definitive Proxy Statement, any amendments or supplements thereto and other documents containing important information about Sigma-Aldrich, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on Sigma-Aldrich’s website at http://investor.sigmaaldrich.com under the heading “Financial Information—SEC Filings”. Shareholders of Sigma-Aldrich may also obtain a free copy of the Definitive Proxy Statement by contacting Sigma-Aldrich’s Investor Relations Department at (314) 898-4643.

Sigma-Aldrich and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Sigma-Aldrich is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 21, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 6, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of Sigma-Aldrich and a description of their direct and indirect interests, by share holdings or otherwise, is contained in the Definitive Proxy Statement.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: November 25, 2014	By:	/s/ George L. Miller
Name: George L. Miller
Title: Senior Vice President, General Counsel and Secretary